SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—

December 20, 2000

MELLON AUTO RECEIVABLES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-65271	25-1831621

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mellon Center, Fourth Floor, Pittsburgh, PA 15258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code — (412) 234-7142

Not Applicable

(Former name or former address, if changed since last report)

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Numbered
Exhibit	Exhibit
Number	Page
10.1	Pooling and Servicing Agreement, dated as of December 1, 2000 among Mellon Auto Receivables Corporation, a Delaware corporation, as depositor, Mellon Bank, N.A., a national banking association, as servicer and seller, Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee, and The Chase Manhattan Bank, a New York banking corporation, as collateral agent

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON AUTO RECEIVABLES
CORPORATION

BY:	STEPHEN COBAIN

Name: Stephen Cobain
Title: First Vice President

Date: December 20, 2000

Exhibit 10.1

Pooling and Servicing Agreement